UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   May 21, 2015

COMMUNITY HEALTHCARE TRUST INCORPORATED

(Exact name of registrant as specified in charter)

Maryland	001-37401	46-5212033
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

354 Cool Springs Blvd., Suite 106, Franklin, Tennessee 37067

(Address of Principal Executive Offices)

615-771-3052

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02                                           Unregistered Sales of Equity Securities.

Concurrent Private Placements

On May 27, 2015, Community Healthcare Trust Incorporated, a Maryland corporation (the “Company”), issued an aggregate of 123,684 shares (the “Shares”) of common stock, par value $0.01 per share (the “Common Stock”), for an aggregate purchase price of $2,350,000 to certain directors and officers of the Company who are “accredited investors” (as such persons are defined under Rule 501 of Regulation D of the Securities Act of 1933, as amended (the “Securities Act”), and in accordance with the requirements of Section 4(a)(2) of the Securities Act (the “Investors”)) in private placements that closed concurrently with the closing of the Company’s initial public offering of Common Stock.  The offer and sale of the Shares to the Investors was not registered under the Securities Act in reliance upon the exemption from registration under Section 4(a)(2) of the Securities Act as such transactions did not involve a public offering of securities.  The Company relied on these exemptions from registration based in part on representations made by the Investors to the Company.

Item 5.02.                                        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of Directors

On May 21, 2015, the board of directors (“Board”) of the Company appointed Robert Hensley, Alfred Lumsdaine and R. Lawrence Van Horn to the Board to serve until their successors have been duly elected and qualified.  The Board also appointed (i) Messrs. Van Horn and Hensley to its Nominating and Corporate Governance Committee; (ii) Messrs. Lumsdaine and Van Horn to its Compensation Committee; and (iii) Messrs. Hensley and Lumsdaine to its Audit Committee.  The Board previously appointed Alan Gardner to the Board to serve until his successor has been duly elected and qualified, as well as to the Board’s Nominating and Corporate Governance Committee, Compensation Committee, and Audit Committee.

Mr. Hensley, age 57, serves as a senior advisor to the healthcare and transaction advisory services groups of Alvarez and Marsal, LLC (“A&M”). Mr. Hensley has more than 20 years of experience serving public and privately-held companies across a range of industries, including healthcare, insurance, real estate and private equity capital funds.  Mr. Hensley is also the founder of a private publishing company and the principal owner of two real estate and rental property development companies.  Before joining A&M in 2002, Mr. Hensley was an audit partner with Ernst & Young. Previously, he was with Arthur Andersen, where he served as an audit partner from 1990 to 2002, and was the managing partner of their Nashville office from 1997 to 2002.  His significant experience include mergers and acquisitions, identification of enterprise and industry risk, and forensic investigations and disputes.  Mr. Hensley serves on the Board of Directors for Capella Healthcare and Diversicare Healthcare Services, Inc.  Mr. Hensley previously served as a director of Greenway Medical Technologies from 2011 to 2013, HealthSpring, Inc. from 2006 to 2012 and Comsys IT Partners, Inc. and Spheris, Inc. from 2006 to 2010.  Mr. Hensley earned a B.S. in accounting and a Master’s of Accountancy from the University of Tennessee and is a Certified Public Accountant.

Mr. Lumsdaine, age 49, joined Healthways, Inc. (“Healthways”) in 2002 and became interim President and Chief Executive Officer in 2015. Mr. Lumsdaine previously served as Chief Financial Officer of Healthways and his areas of responsibility included all financial functions, investor relations, regulatory compliance, procurement and project management. Previously, Mr. Lumsdaine served as Controller and Chief Accounting Officer of Healthways and his areas of responsibility included accounting, treasury, tax, financial reporting, internal audit and corporate systems. His years of experience have been focused in healthcare services. Prior to joining Healthways, from 2001 to 2002, he was Treasurer and Controller for Logisco, Inc., which followed senior level financial positions with Beverly Rehabilitation (a Division of Beverly Enterprises) from 1998 to 2000 and Theraphysics from 1997 to 1998. Mr. Lumsdaine directed the North America internal audit department of Willis from 1996 to 1997. Mr. Lumsdaine started his career with the Nashville office of Ernst & Young, spending over eight years, from 1988 to 1996, in the external audit practice, primarily focused on the healthcare industry. Mr. Lumsdaine has led and supported significant M&A activity and capital market transactions and his financial leadership experience spans from small fast-growing privately-held entities to larger public companies with complex accounting and financial reporting requirements. Mr. Lumsdaine earned his B.S. in Accounting and Masters of Accountancy from the University of Tennessee and is a Certified Public Accountant.

Professor Van Horn, age 47, has been an associate professor of Economics and Management and the Executive Director of Health Affairs at the Vanderbilt University Owen Graduate School of Management (“Owen”) since 2006.  Professor Van Horn is a leading expert and researcher on healthcare management and economics.  His current research interests include nonprofit conduct, governance and objectives in healthcare markets and the measurement of healthcare outcomes and productivity.  His research on healthcare organizations, managerial incentives in nonprofit hospitals and the conduct of managed care firms has appeared in leading publications.  Professor Van Horn consults for national consulting firms, providers, managed care organizations, and pharmaceutical firms.  Professor Van Horn also holds faculty appointments in the Vanderbilt University School of Medicine and Law School.  Prior to his tenure at Owen, from 1996 to 2006, Professor Van Horn served as an associate professor of economics and management at the William E. Simon Graduate School of Business at the University of Rochester where he was responsible for their graduate programs in health administration.  Professor Van Horn holds a Ph.D. from the University of Pennsylvania’s Wharton School and a Master’s in Business Administration, a Master’s in Public Health and a B.A. from the University of Rochester.

As independent members of the Board, Messrs. Hensley, Lumsdaine and Van Horn will be entitled to certain compensation that all of the Company’s independent directors receive, including an annual retainer of $25,000 and an annual grant of restricted stock with a market value of $50,000 on the grant date, which is the date of the annual meeting of our stockholders. In connection with their respective appointments, each of Messrs. Hensley, Lumsdaine and Van Horn will receive a grant of 1,316 restricted shares of the Company’s Common Stock under the Company’s 2014 Incentive Plan (the “2014 Plan”), which shares are subject to a three-year cliff vesting schedule whereby no shares vest until the third anniversary of the date of grant, at which time 100% of the shares of restricted stock will vest, subject to their continued service on the Board. In addition, the Company will enter into indemnification agreements with each of Messrs. Hensley, Lumsdaine and Van Horn in connection with their respective appointment to the Board, which is in substantially the same form as that entered into with the executive officers and other directors of the Company. There are no related-party transactions in which any of Messrs. Hensley, Lumsdaine and Van Horn have an interest requiring disclosure under Item 404(a) of Regulation S-K.

Item 7.01.                                        Regulation FD Disclosure.

On May 27, 2015, the Company issued a press release (the “Press Release”) announcing the completion of its initial public offering of 7,187,500 shares of its common stock at a price to the public of $19.00 per share, which included the exercise of the over-allotment option in full by the underwriters. A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Pursuant to the rules and regulations of the SEC, the information in this Item 7.01 disclosure, including Exhibit 99.1 and information set forth therein, is deemed to have been furnished and shall not be deemed to be “filed” under the Securities Exchange Act of 1934.

Item 9.01.                                        Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit
Number	Description

99.1	Press Release, dated May 27, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 27, 2015

COMMUNITY HEALTHCARE TRUST INCORPORATED

By:	/s/ Timothy G. Wallace
Timothy G. Wallace
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated May 27, 2015